UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  08/03/2005

DIGITAL GENERATION SYSTEMS INC
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-2764

DE	94-3140772
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

750 West John Carpenter Freeway, Suite 700, Irving, TX 75039
(Address of Principal Executive Offices, Including Zip Code)

9725812000
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 2.02.    Results of Operations and Financial Condition

On August 3, 2005, Digital Generation Systems, Inc. announced its financial results for the quarter ended June 30, 2005. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated August 3, 2005

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

DIGITAL GENERATION SYSTEMS INC

Date: August 03, 2005.	By:	/s/ Omar A. Choucair
Omar A. Choucair
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated August 3, 2005